UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.   20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest even reported) ______March 25, 2005________________

__________________International Star, Inc._________________

(Exact name of registrant as specified in its charter)

_______Nevada_______	_______0-28861_______	______86-0876846______
State or other jurisdiction of incorporation	(Commission File Number)	(IRS Employer Identification No.)

_____2266 Chestnut Bluffs, Henderson, NV_____	_____89052_____
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code ____________(702) 897-5338_______________________

_____________________________________________________________________________________
(Former name or former address, if changed since last report)

Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2 below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 – Regulation FD Disclosure

           On March 25, 2005 International Star, Inc. issued a press release announcing approval of permits for the next phase of exploration on its Detrital Wash property, a ground breaking ceremony planned for March 30, 2005 and the finalization of a drilling schedule. A copy of the press release is furnished as Exhibit 99.1 to this Current Report, and is incorporated herein by reference. Such information shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and is not incorporated by reference into any filing of the company, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

Item 9.01 Exhibits

Exhibit No. 99.1 - Press Release

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:   March 25, 2005

By:	/s/ Robert L. Hawkins____________
President, Chief Executive Officer